GPS FUNDS I
GPS FUNDS II

SUPPLEMENT TO THE PROSPECTUS
DATED JULY 31, 2013 (AMENDED SEPTEMBER 3, 2013)

The date of this supplement is October 21, 2013

1.           Effective immediately Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers no longer serves as a Portfolio Manager for the GuideMark Small/Mid Cap Core Fund.  All references to Mr. Chin, Mr. Burzumato, Mr. Becker, Mr. Daniel and Mr. Rivers are deleted in their entirety from the Prospectuses.

2.           The information relating to Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers in the Summary Section of the Prospectuses under “GuideMark Small/Mid Cap Core Fund – Portfolio Manager” is deleted and replaced with the following information:

Portfolio Manager	Position with Pyramis	Length of Service to the Fund
Chandler Willett	Global Sector Team Leader	Since 2011
Chad Colman	Global Sector Team Leader	Since 2011
Jody Simes	Global Sector Team Leader	Since 2011
Katharine O’Donovan	Global Sector Team Leader	Since 2013
Ed Field	Global Sector Team Leader	Since 2013
Andrew Swanson	Global Sector Team Leader	Since 2013
Chip Perrone	Global Sector Team Leader	Since 2013
Hamish Clark	Global Sector Team Leader	Since 2013

3.           The information relating to Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel and Vincent Rivers in the “Management of the Funds” section of the Prospectuses under “Subadvisors and Portfolio Managers” for the Guidemark Small/Mid Cap Core Fund is deleted and replaced with the following information:

•
Chandler Willett is the Lead Portfolio Manager of this team managed fund. He generally oversees the Portfolio’s day-to-day investment activities. Chad Colman, Katharine O’Donovan, Ed Field, Andrew Swanson, Jody Simes, Chip Perrone and Hamish Clark are each analyst/Global Sector Team Leaders responsible for stock selection for certain sector(s) within the Portfolio.

•
Mr. Willett has been associated with Pyramis since 2006, and has over 16 years of investment industry experience. Prior to joining Pyramis, Mr. Willett served as a senior analyst at Highline Capital Management, where he analyzed securities in all sectors of health care in both U.S. and international markets, including pharmaceuticals, medical devices, life sciences, and health care services.

•
Chad Colman is a Global Sector Team Leader covering the Global Industrials Sector. Mr. Colman joined Pyramis in 2009 as a research analyst for the Industrials sector. Prior to joining Pyramis, Mr. Colman served as a senior analyst at RiverSource Investments (formerly American Express Financial Advisors). He has over 11 years of investment industry experience.

•
Katharine O’Donovan is a Global Sector Team Leader covering the Financials sector. Ms. O’Donovan joined Pyramis in May 2008 as a research analyst for the European bank sector.  Prior to joining Pyramis, Ms. O’Donovan spent 10 years each on the buy side and sell side evaluating at European banks, and subsequently global financials.  She was at First State Investments from 2007 through 2008 researching financials on the global team.  From 1999 to 2007, she covered European banks including the UK at Credit Suisse Asset Management.  From 1989 to 1999, she was a sell side analyst of European banks, at what is now Deutsche Bank.  She has over 26 years of investment industry experience.

•
Ed Field is a Global Sector Team Leader covering the Utilities and Telecommunications sectors. Mr. Field joined Pyramis in 2008 as a research analyst covering the telecommunications sector.  Prior to joining Pyramis, Mr. Field was a portfolio manager and a telecommunications analyst at Prudential in the UK for 10 years.

•
Andrew Swanson is a Global Sector Team Leader covering the Healthcare sector. Mr. Swanson joined Pyramis in 2008 as a pharmaceutical analyst. Prior to joining Pyramis, Mr. Swanson was a specialty pharmaceutical analyst at Citi Investment Research and before that he covered the European pharmaceutical sector at Citigroup in London.

•
Jody Simes is a Global Sector Team Leader and has managed the global materials sector portfolio since 2006 and was named the manager of the global energy sector portfolio in 2011.  Prior to that, Mr. Simes covered the non-ferrous metals, chemicals, and fertilizer sectors, as well as Canadian telecommunications and software companies as an equity research analyst.  He has also served as a technology sector specialist for Fidelity Management and Research Company and a fixed income trader for Fidelity Capital Markets.

•
Chip Perrone is a Global Sector Team Leader covering the Consumer Discretionary sector.  Mr. Perrone joined Pyramis in October 2010 as a research analyst covering the consumer discretionary sector. Prior to joining Pyramis, Mr. Perrone worked at DuPont Capital Management for 17 years as a senior international equity analyst from 1998-2007. He has over 23 years of investment industry experience.

•
Hamish Clark is a Global Sector Team Leader covering the Consumer Staples sector.  Mr. Clark joined Pyramis in 2008 as a research analyst covering the consumer staples sector. Prior to joining Pyramis, Mr. Clark worked as a research analyst covering the European consumer sector at Insight Investment, the asset manager of HBOS Plc in London.

4.           Effective October 21, 2013, all references to 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, CA 94523-3979 as the address for Genworth Financial Wealth Management, Inc., and for the Trustees and Officers of the Trust are deleted and replaced with the following:

1655 Grant Street
10th Floor
Concord, CA 94520-2445

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

GPS FUNDS I

SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 31, 2013

The date of this supplement is October 21, 2013.

1.           Change in portfolio management responsibilities at Pyramis Global Advisors, LLC.

Pyramis Global Advisors, LLC (“Pyramis”) is the sub-advisor to the Small/Mid Cap Core Fund. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917. Pyramis is an indirectly held, wholly owned subsidiary of FMR LLC (Fidelity Investments).

The following changes are made effective immediately in the sections of the Statement of Additional Information describing GuideMark Small/Mid Cap Core Fund.

The following information, which is as of August 31, 2013, replaces information regarding Young Chin, Andrew Burzumato, Thorsten Becker, Arun Daniel, and Vincent Rivers in the table under “Other Accounts Managed by Pyramis Portfolio Managers” in the section “The Sub-Advisors and Portfolio Managers”:

Other Accounts	Total Accounts		Accounts with Performance Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Chandler Willet
Registered Investment Companies	6	$1,658	0	$0
Other Pooled Investment Vehicles	15	$4,452	0	$0
Other Accounts	14	$2,689	0	$0

Chad Colman
Registered Investment Companies	6	$1,658	0	$0
Other Pooled Investment Vehicles	15	$4,452	0	$0
Other Accounts	9	$2,549	0	$0

Katharine O’Donovan
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ed Field
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Jody Simes
Registered Investment Companies	6	$1,658	0	$0
Other Pooled Investment Vehicles	15	$4,452	0	$0
Other Accounts	10	$2,561	0	$0

Hamish Clark
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Chip Perrone
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Andrew Swanson
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$109	0	$0

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the Small/Mid Cap Core Fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. For example, a portfolio manager may manage other funds or accounts that engage in short sales, and could sell short a security for such other fund or account that the Small/Mid Cap Core Fund also trades or holds. Although Pyramis monitors such transactions to attempt to ensure equitable treatment of both the Small/Mid Cap Core Fund and a fund or account that engages in short sales, there can be no assurance that the price of a security held by the Small/Mid Cap Core Fund would not be impacted as a result. Securities selected for other funds or accounts may outperform the securities selected for the Small/Mid Cap Core Fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is generally restricted by Pyramis’ code of ethics.

Portfolio Manager Compensation

Chandler Willet is the lead portfolio manager (the “Lead Portfolio Manager”) of the Small/Mid Cap Core Fund and receives compensation for his services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Willet’s bonus are based on the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index and the pre-tax investment performance of the strategy within the eVestment Alliance Small/Mid Cap Core Equity peer group. The Lead Portfolio Manager is also compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Jody Simes, Chad Colman, Katharine O’Donovan, Ed Field, Hamish Clark, Chip Perrone and Andrew Swanson are each co-managers of the Small/Mid Cap Core Fund (each, a “co-portfolio manager”) and receive compensation for their services. This compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of this compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

A portfolio manager’s base salary is determined by the level of responsibility and tenure at Pyramis or its affiliates. The primary components of a portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of a co-managers bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-manager’s bonus that is linked to the investment performance of the Pyramis Small/Mid Cap Core strategy is based on the pre-tax investment performance of the strategy measured against the Russell 2500 Index. An additional portion of each co-manager’s bonus is based on the pre-tax investment performance of the portion of the strategy’s assets each co-manager managed measured against a sector benchmark. Each co-manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC.

As of August 31, 2013, none of the portfolio managers owned any shares of the Small/Mid Cap Core Fund.

2.           Effective October 21, 2013, all references to 2300 Contra Costa Boulevard, Suite 600, Pleasant Hill, CA 94523-3979 as the address for Genworth Financial Wealth Management, Inc., and for the Trustees and Officers of the Trust are deleted and replaced with the following:

1655 Grant Street
10th Floor
Concord, CA 94520-2445

3.           The following information supplements the information contained in the Statement of Additional Information in the section "Valuation of Shares":

    Each Fund’s daily net asset value is available by calling 1-888-278-5809.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE